SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549





                              FORM 8-K




                           CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934


                   Date of Report:  July 28, 2003
                 (Date of earliest event reported)


                     BIO-RAD LABORATORIES, INC.
    ________________________________________________________________
       (exact name of registrant as specified in its charter)


                         Commission File: 1-7928

        Delaware                                  94-1381833
    ________________________________________________________________
      (State or other                         (I.R.S. Employer
      jurisdiction of                        Identification No.)
     incorporation or
       organization)



                       1000 Alfred Nobel Dr.
                     Hercules, California 94547
    ________________________________________________________________
      (Address of Principal executive offices, including zip code)

                           (510) 724-7000
    ________________________________________________________________
        (Registrant's telephone number, including area code)

    ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 28, 2003, Bio-Rad Laboratories, Inc. issued a press release announcing that it is offering, subject to market and other conditions, up to $200,000,000 aggregate principal amount of new senior subordinated notes in a private offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


    ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information in Item 12 of this Report, including Exhibit 99.2 attached hereto, is being furnished pursuant to Item 12 of Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

         On July 28, 2003, Bio-Rad Laboratories, Inc. announced its results of operations and financial condition as of and for the second quarter ended June 30, 2003. A copy of the press release is attached hereto as
    Exhibit 99.2 and is incorporated herein by reference.

    ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
    EXHIBITS.


         (c)  Exhibits

    Exhibit
    Number                            Description

    99.1 Press Release announcing private offering of Bio-Rad Laboratories, Inc., dated July 28, 2003.
    99.2 Press Release for second quarter financial results of Bio-Rad Laboratories, Inc., dated July 28, 2003. This exhibit is being furnished pursuant to Item 12 of Form 8-K.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BIO-RAD LABORATORIES,INC.



    Date:  July 29, 2003               By: /s/ Sanford S. Wadler
                                          Vice President
                                          General Counsel and Secretary

                                EXHIBIT INDEX

    Exhibit
    Number                       Description

    99.1 Press Release announcing private offering of Bio-Rad Laboratories, Inc., dated July 28, 2003.
    99.2 Press Release for second quarter financial results of Bio-Rad Laboratories, Inc., dated July 28, 2003. This exhibit is being furnished pursuant to Item 12 of Form 8-K.

    <PGAE>